UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                  FORM 8-A

            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                         JWGenesis Financial Corp.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                      Florida                65-0811010
              -----------------------    -------------------
              (State of Incorporation)   (I.R.S. Employer
                                         Identification no.)

               980 North Federal Highway, Suite 210
               Boca Raton, Florida                               33432
             --------------------------------------            ----------
             (Address of Principal Executive Office)           (Zip Code)


                If this form relates             If this form relates
                to the registration              to the registration
                of a class of                    of a class of
                securities pursuant              securities pursuant
                to Section 12(b) of              to Section 12(g) of
                the Exchange Act and             the Exchange Act and
                is effective pursuant            is effective pursuant
                to General                       to General
                Instruction A.(c),               Instructions A.(d),
                please check the                 please check the
                following box. /X/               following box. / /


Securities Act registration statement file number to which this
form relates:    N/A
             ---------------
             (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of Each Class           Name of Each Exchange on Which
            to be so Registered           Each Class is to be Registered
            -------------------           ------------------------------

          Common Stock $.001 par            American Stock Exchange
          par value per share

     Securities to be registered pursuant to Section 12(g) of the Act:

                                    N/A
                              ----------------
                              (Title of Class)

              INFORMATION REQUIRED IN REGISTRATION STATEMENT


     ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The description of capital stock of the Registrant contained in the Registrant's Form S-4 registration statement, as amended, Commission
          File No. 33-47693 (the "Form S-4") is incorporated herein by reference.

     ITEM 2. EXHIBITS

          (1) Articles of Incorporation of the Registrant, as amended (incorporated by reference from the Form S-4).

          (2) Bylaws of the Registrant (incorporated by reference from the Form S-4).

                            SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   JW Genesis Financial Corp.
                                        (Registrant)


          Date:  June 6, 1998           By:  /s/ Joel E. Marks
                                           ------------------------
                                         Title:  Vice President and
                                                 Chief Financial Officer